JOHN HANCOCK INVESTMENT TRUST

John Hancock Real Estate Fund


Abolition of John Hancock Real Estate Fund and
Amendment of Section 5.11


Abolition of John Hancock Real Estate Fund

	The undersigned, being a majority of the Trustees of John Hancock Investment Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Amended and Restated Declaration of Trust dated July 1, 1996, as amended from time to time (the "Declaration of Trust"), do hereby abolish the John Hancock Real Estate Fund (Class A Shares and Class B Shares) and in connection therewith do hereby extinguish any and all rights and preferences of such John Hancock Real Estate Fund, Class A Shares and Class B Shares, as set forth in the Declaration of Trust and the Trust's Registration Statement on Form N-1A. The abolition of the Fund is effective as of November 1, 1999.


Amendment of Section 5.11

	The undersigned, being a majority of the Trustees of John Hancock Investment Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Amended and Restated Declaration of Trust dated July 1, 1996, as amended from time to time, do hereby amend Section 5.11, effective November 1, 1999, as follows:

	1.	Section 5.11 (a) shall be deleted and replaced with the
following:

Without limiting the authority of the Trustees set forth in Section 5.1 to establish and designate any further Series or Classes, the Trustees hereby establish the following Series: John Hancock
Large Cap Value Fund and John Hancock Balanced
Fund, each of which consists of Class A Shares, Class B Shares, and Class C Shares; and John
Hancock Sovereign Investors Fund, which consists of Class A Shares, Class B Shares, Class C Shares, and Class Y Shares (the "Existing Series").


	IN WITNESS WHEREOF, the undersigned have executed this instrument on the 14th day of September 1999.


_____________________________
____
Edward J. Boudreau, Jr.

_____________________________
____
Charles L. Ladner

_____________________________
____
Stephen L. Brown

_____________________________
____
Leo E. Linbeck, Jr.
_____________________________
____
James F. Carlin

_____________________________
____
Steven R. Pruchansky
_____________________________
____
William H. Cunningham

_____________________________
____
Richard S. Scipione

_____________________________
____
Ronald R. Dion

_____________________________
____
Norman H. Smith
_____________________________
____
Harold R. Hiser, Jr.

_____________________________
____
John P. Toolan
_____________________________
____
Anne C. Hodsdon




	The Declaration of Trust, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, provides that no Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Trust Property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.



COMMONWEALTH OF MASSACHUSETTS	)
	)ss
COUNTY OF SUFFOLK	)

	Then personally appeared the above-named Edward J. Boudreau, Jr., Stephen L. Brown, James F. Carlin, William H. Cunningham, Ronald R. Dion, Harold R. Hiser, Jr., Anne C. Hodsdon, Charles L. Ladner, Leo E. Linbeck, Jr., Steven R. Pruchansky, Richard S. Scipione, Norman H. Smith and John P. Toolan, who acknowledged the foregoing instrument to be his or her free act and deed, before me, this 14th day of September, 1999.


	__________________________________
							Notary Public

							My Commission
Expires:______________



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